UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material under § 240.14a-12

EXXON MOBIL CORPORATION

(Name of Registrant as Specified In Its Charter)

NOT APPLICABLE

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Explanatory Note: The following contains the various correspondence related to ExxonMobil Voluntary Retail Voting Program (the Program) which allows additional options for shareholders to opt-in to vote their shares in line with the Board’s recommendation. The original roll out of the Program in September 2025 limited the beneficial and registered shareholder engagement to notification communication by email and mail. This solicitation provides examples of additional options that will include more personalized and enhanced communication, webpage information with detailed communication of the process, a set of frequently asked questions (FAQs) and social media advertising.

Opt-In Personalized Email Examples

Opt-In Personalized Email Examples

Opt-in page example

Opt-in page example continued

ExxonMobil Landing Page Example

ExxonMobil Landing Page continued: Voluntary Retail Voting Program – Video Script

Thank you for being an ExxonMobil shareholder. As a shareholder, you expect ExxonMobil to deliver financial returns. And you have the right as a shareholder to participate in important votes, called proxy proposals.

These proposals are voted on each year at ExxonMobil’s annual shareholder meeting. We may also have special shareholder votes throughout the year.

Unfortunately, only about a quarter of our individual shareholders vote their shares. Why?

Because it can be very time consuming. As an investor, you may be asked to vote on dozens of proxy proposals from every company you invest in. Taking the time to read all those proposals can be too much for people who have other jobs to do, families to care for, and countless other responsibilities.

And when shareholders like you don’t vote, it means other groups with the time and resources can have an outsized impact on the results of the vote.

That’s not fair to you. And it may not be good for your company, since the agenda of others may not reflect the best path forward for ExxonMobil and its efforts to create value for you.

That’s why ExxonMobil created a new program that simplifies the voting process and lowers time burdens, helping ensure your voice is heard every time.

With this program, you can choose to opt-in and have all of your shares voted at each meeting in-line with board recommendations. Importantly, you also have the option to opt out at any time or override an existing vote by following the proxy materials for any meeting. Our program keeps the power in your hands.

Signing up is simple. When you receive an email or letter that looks like this - simply click on the link or QR code…go to the website…fill in a few fields…and you’re done.

Again, opting in is easy, and you always retain the right to opt out at any time, free of charge. You also have full control to override any votes cast on your behalf during proxy season.

It’s simple. It’s free. And it’s fair. Please look for this email or letter and consider signing up for this important program.

And thank you, again, for investing in ExxonMobil.

ExxonMobil Landing Page Example continued

FAQs from Website

FAQs from Website continued

FAQs from Website continued

Media Ad Campaign Examples

ExxonMobil
Your ExxonMobil, your voice.
Voting your shares is easier than ever.
Learn more

ExxonMobil
Your shares, your say.
Voting your shares is easier than ever.
Learn more

ExxonMobil
When ExxonMobil shareholders like you don't vote, others drive the agenda
Make your voice heard

ExxonMobil
We've just made voting your ExxonMobil shares easier than ever
Find out how

5:41
ExxonMobil
Sponsored
As a shareholder, your voice should be heard on important decisions. Learn how we've made voting easier than ever.
ExxonMobil
Your ExxonMobil, your voice
exxonmobil.com
Make your voice heard.
Learn More
100
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5:41
ExxonMobil
Sponsored
As a shareholder, your voice should be heard on important decisions. Learn how we've made voting easier than ever.
ExxonMobil
Your shares, your say
exxonmobil.com
Make your voice heard.
Learn More
100
2 Comments 5 Shares
Like
Comment
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Media Ad Campaign Examples continued

Media Ad Campaign Examples continued

ExxonMobil
Your ExxonMobil, your voice.
Voting your shares is easier than ever.
Learn more

ExxonMobil
Your shares, your say.
Voting your shares is easier than ever.
Learn more

ExxonMobil
When ExxonMobil shareholders like you don't vote, others drive the agenda
Make your voice heard

ExxonMobil
We've just made voting your ExxonMobil shares easier than ever
Find out how

5:41
ExxonMobil
Sponsored ·
As a shareholder, your voice should be heard on important decisions. Learn how we've made voting easier than ever.
ExxonMobil
Your ExxonMobil, your voice
exxonmobil.com
Make your voice heard.
Learn More
100
2 Comments 5 Shares
Like
Comment
Share
Home
Video
Friends
Marketplace
Notifications
Menu

5:41
ExxonMobil
Sponsored ·
As a shareholder, your voice should be heard on important decisions. Learn how we've made voting easier than ever.
ExxonMobil
Your shares, your say
exxonmobil.com
Make your voice heard.
Learn More
100
2 Comments 5 Shares
Like
Comment
Share
Home
Video
Friends
Marketplace
Notifications
Menu

Media Ad Campaign Examples continued

LinkedIn Post:

Every Shareholder Counts – Including our millions of individual investors.

Individual shareholders make up nearly 40% of ExxonMobil’s shareholder base, yet in a typical year only about one-fourth of those shares are voted at our annual meeting.

This gap isn’t due to lack of interest. In fact, many individual shareholders tell us they care deeply about ExxonMobil’s future – especially those who rely on our dividend. Instead, the challenge often comes from lack of accessibility to what they view as the most relevant information, or processes that can be very time consuming.

To help change that, we’ve launched a page on our website dedicated specifically to our individual shareholders.

We appreciate the continued interest from our current and potential investors and look forward to making it easier for you to participate, stay informed, and access the resources you need as an owner of ExxonMobil.

For more details, please visit: https://investor.exxonmobil.com/individual-shareholders

#InvestorRelations #ShareholderEngagement #ExxonMobil

-----

Additional Information and Where to Find It

ExxonMobil intends to file with the U.S. Securities and Exchange Commission (the “SEC”) a definitive proxy statement on Schedule 14A (the “Definitive Proxy Statement”) and a proxy card with respect to its solicitation of proxies for future annual meetings and any special meetings as well. The Definitive Proxy Statement for any annual or special meeting will contain important information about the matters to be voted on at that specific meeting.

SHAREHOLDERS OF EXXONMOBIL ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT EXXONMOBIL WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT EXXONMOBIL AND THE MATTERS TO BE VOTED ON AT THAT SPECIFIC MEETING.

Shareholders will be able to obtain free copies of these annual or special meeting documents, and other documents filed with the SEC by ExxonMobil, through the website maintained by the SEC at www.sec.gov. In addition, shareholders will be able to obtain free copies of these documents from ExxonMobil by contacting ExxonMobil’s Investor Relations by e-mail at shareholderrelations@exxonmobil.com, or by going to ExxonMobil’s Events and Presentations page on its website at https://investor.exxonmobil.com/news-events/annual-shareholder-meeting.